APPROVED BY BOARD OF DIRECTORS ON FEBRUARY 17, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
February 17, 2011
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Restricted Stock Awards and Stock Option Award Grants
     On February 17, 2011 the Board of Directors of Independent Bank Corp. (the “Company”) made restricted stock awards of the Company’s common stock and awarded options to acquire shares of the Company’s common stock at a strike price of $27.425 pursuant to the Independent Bank Corp. 2005 Employee Stock Option Plan (the “2005 Plan”) to the principal executive officer, the principal financial officer, and other named executive officers of the Company and/or its wholly-owned bank subsidiary Rockland Trust Company (“Rockland Trust”), as follows:

	Shares Subject to
	Restricted Stock	Shares Subject To
Name / Position	Award	Stock Option Award
Christopher Oddleifson, President and Chief Executive Officer of the Company and of Rockland Trust	12,000	24,000
Jane L. Lundquist, Executive Vice President of Rockland Trust	4,500	6,500

	Shares Subject to
	Restricted Stock	Shares Subject To
Name / Position	Award	Stock Option Award
Gerard F. Nadeau, Executive Vice President of Rockland Trust	4,500	6,500
Edward H. Seksay, General Counsel of the Company and of Rockland Trust	2,500	3,500
Denis K. Sheahan, Chief Financial Officer of the Company and of Rockland Trust	4,500	6,500
The restricted stock awards vest over a five-year period, with one-fifth (20%) vesting in equal annual increments over the five year period from the date of grant (i.e., one-fifth vesting on each of February 17, 2012, February 17, 2013, February 17, 2014, February 17, 2015, and February 17, 2016).
The stock options vest in approximately equal increments over the three year period from the date of grant (i.e., one-third vesting on each of February 17, 2012, February 17, 2013, and February 17, 2014) and have a ten year term from the date of grant (i.e., expiring on February 17, 2021).
The 2005 Plan is incorporated by reference to the Company’s Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders which was filed with the Securities Exchange Commission on March 11, 2005. The forms of Restricted Stock Agreement used for these awards are incorporated by reference to the Company’s Form 8-K which was filed with the Securities Exchange Commission on May 27, 2009. The form of Option Agreements used for these awards are incorporated by reference to the exhibits from the Form 8-K filed by the Company on December 20, 2005.
Discretionary Cash Bonuses
     The Company’s Board of Directors did not establish a cash incentive compensation plan for executive officers in 2010 due to uncertainty regarding the economic environment. The Board instead informed executives that it would consider awarding discretionary bonuses for 2010 based upon the Company’s financial results and other performance, a comparison of the Company’s financial results and other performance to peer, and other relevant considerations.
     On February 17, 2011 the Board awarded discretionary cash bonuses for 2010 performance to the principal executive officer, the principal financial officer,

and other named executive officers of the Company and/or Rockland Trust in the amounts set forth below, based upon the compensation committee’s recommendations. In determining the awards the Board and the compensation committee considered (1) the Company’s financial results, (2) peer group data, (3) each executive officer’s individual performance (based upon the Board’s evaluation of the Chief Executive Officer and the Chief Executive Officer’s evaluation of the other executive officers, which he reported to the Board and to the compensation committee), (4) the amount of each executive officer’s overall short and long-term compensation, (5) compensation decisions made with respect to executive officers in past years, and (6) other relevant considerations. The factors which the Board considered when awarding discretionary cash bonuses included:
     Earnings: The Company reported 2010 diluted earnings per share of $1.90 in accordance with both generally accepted accounting principles and on an operating basis, an amount which exceeded budget and represented growth of approximately 33% from the 2009 diluted earnings per share of $1.43 reported on an operating basis. The Company took advantage of market opportunities, and commercial and home equity loan growth and deposit growth were all especially strong. The Company’s 2010 net interest margin of 3.95% was higher than the 3.89% achieved in 2009. Non-interest income improved and non-interest expense was well-managed.
     Capital: The Company improved its capital position during 2010, growing the ratio of tangible common equity to tangible assets while paying a consistent quarterly common stock cash dividend of 18 cents per share.
     Favorable Peer Comparison: Based upon data from the Bank Holding Company Performance Report prepared by the Federal Reserve Board as of September 30, 2010, the Company’s performance was favorable when compared to its peers (i.e., banks between $3 and $10 Billion in assets) in several respects:
•	the Company’s return on average equity of 8.96% materially exceeded the return on average equity of 2.48% achieved by peers;

•	the Company’s return on average assets of 0.83% was significantly better than the return of average assets of 0.39% achieved by peers;

•	the Company’s loan loss reserve to non-performing loan ratio of 188% (95th percentile) and non-performing loan to loan ratio of 0.71% (5th percentile)

were superior to peer ratios of, respectively, 71% and 4.26%; and,
•	the Company was less reliant (27th percentile) on securities than peers, more reliant (84th percentile) on loans, and has built a strong core deposit base (88th percentile).
     Asset Quality: Asset quality was sound. Loan delinquency, both early and later stage, improved materially.
     Risk Management: Significant risks, including interest rate risk and liquidity risk, were well-managed.

The discretionary cash bonuses granted on February 17, 2011 are as follows:

Amount of
Name / Position	Discretionary Cash Bonus
Christopher Oddleifson, President and Chief Executive Officer of the Company and of Rockland Trust	$515,000
Jane L. Lundquist, Executive Vice President of Rockland Trust	$150,000
Gerard F. Nadeau, Executive Vice President of Rockland Trust	$175,000
Edward H. Seksay, General Counsel of the Company and of Rockland Trust	$95,000
Denis K. Sheahan, Chief Financial Officer of the Company and of Rockland Trust	$175,000

APPROVED BY BOARD OF DIRECTORS ON FEBRUARY 17, 2011
SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: February 24, 2011	/s/ Edward H. Seksay
Edward H. Seksay
General Counsel